Capital management	12 Months Ended
Dec. 31, 2018
Disclosure of objectives policies and processes for managing capital abstract
Capital management

27. Capital management

Cameco’s management considers its capital structure to consist of bank overdrafts, long-term debt, short-term debt (net of cash and cash equivalents and short-term investments), non-controlling interest and shareholders’ equity.

Cameco’s capital structure reflects its strategy and the environment in which it operates. Delivering returns to long-term shareholders is a top priority. The Company’s objective is to maximize cash flow while maintaining its investment grade rating through close capital management of our balance sheet metrics. Capital resources are managed to allow it to support achievement of its goals while managing financial risks such as the continued weakness in the market, litigation risk and refinancing risk. The overall objectives for managing capital in 2018 reflect the environment that the Company is operating in, similar to the prior comparative period.

The capital structure at December 31 was as follows:

	2018	2017

Current portion of long-term debt [note 13]	$499,599	$-
Long-term debt [note 13]	996,072	1,494,471
Cash and cash equivalents	(711,528)	(591,620)
Short-term investments	(391,025)	-

Net debt	393,118	902,851

Non-controlling interest	310	371
Shareholders' equity	4,993,282	4,859,288

Total equity	4,993,592	4,859,659

Total capital	$5,386,710	$5,762,510

Cameco is bound by certain covenants in its general credit facilities. These covenants place restrictions on total debt, including guarantees and set minimum levels for net worth. As of December 31, 2018, Cameco met these requirements.